                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement                       [ ]  Confidential, for Use of the Commission Only
                                                             (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     HERITAGE FINANCIAL HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         -----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    (3)  Filing Party:

         -----------------------------------------------------------------------

    (4)  Date Filed:

         -----------------------------------------------------------------------

                                                                  April 30, 2002

Dear Fellow Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Heritage Financial Holding Corporation to be held on Tuesday, June 11, 2002, beginning at 4:00 p.m. Central Daylight Time at the Heritage Bank Trussville office, 285 Calumet Parkway, Trussville, Alabama.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the 2002 Annual Meeting. In addition to the specific matters to be acted upon, there also will be a report on the operations of the Corporation. Our directors and officers will be present to respond to any questions of general interest that stockholders may have.

It is important that your shares be represented at the 2002 Annual Meeting. Regardless of whether you plan to attend, please mark, sign, date and return the enclosed proxy in the envelope provided as soon as possible.

We hope you are able to attend the 2002 Annual Meeting and look forward to seeing you.

Very truly yours,



/s/ Timothy A. Smalley                               /s/ Harold B. Jeffreys

Timothy A. Smalley                                   Harold B. Jeffreys
Chairman of the Board of Directors                   Interim President and Chief Executive Officer
and Interim Chief Financial Officer

                     HERITAGE FINANCIAL HOLDING CORPORATION
                              211 LEE STREET, N.E.
                             DECATUR, ALABAMA 35602

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 2002

                          ----------------------------

To Our Stockholders:

         The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Heritage Financial Holding Corporation, a Delaware corporation (the "Corporation"), will be held at the Heritage Bank Trussville office, 285 Calumet Parkway, Trussville, Alabama, on Tuesday, June 11, 2002, at 4:00 p.m. Central Daylight Time, for the following purposes:

         1. to elect three directors to the Board of Directors for a three-year term;

         2. to ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as independent auditors of the Corporation for the fiscal year ending December 31, 2002; and

         3. to transact such other business as may properly come before the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, only stockholders of record at the close of business on April 29, 2002, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting shall be open to examination of any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at the Corporation's principal executive offices at 211 Lee Street, N.E., Decatur, Alabama, from May 31 to June 10, 2002, and the list shall be available for inspection at the Annual Meeting by any stockholder who is present.


                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           /s/ Bingham D. Edwards

                                           Bingham D. Edwards
                                           Secretary
DATED: April 30, 2002

                                    IMPORTANT

--------------------------------------------------------------------------------
 Regardless of whether you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy card in the enclosed self-addressed stamped envelope as soon as possible.
     NO POSTAGE IS REQUIRED IF THE ENCLOSED ENVELOPE IS MAILED FROM WITHIN
                               THE UNITED STATES.
--------------------------------------------------------------------------------

                     HERITAGE FINANCIAL HOLDING CORPORATION

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

                       2002 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

         We are furnishing this Proxy Statement to the holders of Heritage Financial Holding Corporation (the "Corporation") common stock, par value $.01 per share (the "Common Stock"), in connection with the solicitation of proxies to be used at the 2002 Annual Meeting of Stockholders to be held on Tuesday, June 11, 2002, at 4:00 p.m. Central Daylight Time, at the Heritage Bank Trussville office, 285 Calumet Parkway, Trussville, Alabama (the "Annual Meeting") and any adjournment thereof. The enclosed proxy is solicited on behalf of the Board of Directors of the Corporation. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about May 10, 2002.

SOLICITATION

         We will bear the costs of soliciting proxies. Certain officers and directors of the Corporation or its subsidiaries may use their personal efforts to make additional requests for the return of proxies by telephone, mail or otherwise and any receive proxies on behalf of the Corporation. They will receive no additional compensation for making any solicitations. We expect to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy material for beneficial owners of the Common Stock.

VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

         Only stockholders of record at the close of business on April 29, 2002, are entitled to receive notice of and to vote at the Annual Meeting. Our only class of stock outstanding is the common stock, par value $.01 per share, of the Corporation. As of the close of business on April 10, 2002, the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting was approximately 8,521,147. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         You can ensure that your shares of Common Stock are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. Shares of Common Stock represented by the accompanying proxy card will be voted in accordance with your selections if the proxy card is properly executed, is received by the Corporation prior to the time of voting and is not revoked. Where specific choices are not indicated on the proxy card, proxies will be voted in accordance with the recommendations of the Board of Directors of the Corporation.

         Sending in a signed proxy card will not affect your right to attend the Annual Meeting and vote in person. Your presence at the Annual Meeting after you have signed a proxy card does not, however, in itself, revoke your previous proxy. Your previous proxy may only be revoked by either:

         (1) giving written notice that you wish to revoke your proxy to the Secretary of the Corporation,

         (2) executing and delivering a later-dated proxy to the Secretary of the Corporation, or

         (3)      attending, giving notice and voting in person at the Annual
Meeting.

Please note that any such revocation shall not be effective as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

OTHER MATTERS

         As of the date of this Proxy Statement, we are not aware of any matters, other than those set forth in the foregoing Notice of Annual Meeting of Stockholders, that may be brought before the stockholders at the Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters.

PROPOSAL 1:       ELECTION OF DIRECTORS

         Our Board of Directors is divided into three classes, with each class being as nearly equal in number as reasonably possible. One class is elected each year and each class serves a term of three years.

         The Board of Directors has nominated each of the people named below for a three-year term ending in 2005. Ten of our current directors will continue to serve in accordance with previous elections. The biographical information presented below for the director nominees and for directors continuing in office is based upon information we received from the nominees and directors. While we do not anticipate that any of the nominees will be unable to take office at the Annual Meeting, if that is the case, your shares will be voted in favor of another person or other persons nominated by the Board of Directors.

         The election of directors requires a plurality of the votes cast by the holders of Common Stock. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors

         For each nominee's beneficial ownership of Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                     FOR A THREE-YEAR TERM EXPIRING IN 2005


        NAME AND AGE                                           POSITION, PRINCIPAL OCCUPATION, BUSINESS
        ------------                                                 EXPERIENCE AND DIRECTORSHIPS
                                                               ----------------------------------------
Bingham D. Edwards (59)             Bingham D. Edwards has been Secretary of Heritage Financial Holding Corporation and Heritage
                                    Bank since 1995. Mr. Edwards has been an attorney in private practice in Decatur,
                                    Alabama since 1971. He is a member of the Alabama State Bar, and the Morgan County and
                                    American Bar Associations. Mr. Edwards has been a director since 1995.

Gregory B. Parker (44)              Gregory B. Parker is the President and Chief Executive Officer of Fountain, Parker, Harbarger &
                                    Associates, LLC in Huntsville, Alabama. Mr. Parker has been a director since 1998.

Timothy A. Smalley (47)             Timothy A. Smalley has been the Chairman of the Board of Directors since 1995 and is currently serving as Interim Chief Financial Officer of Heritage Financial Holding Corporation
                                    since his election to that position by the Board in April 2002. He is a certified public accountant and has been a shareholder and director of Byrd, Smalley, Evans & Adams P.C.
                                    in Decatur, Alabama from 1988 to the present. Mr. Smalley has been a director since 1995.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE "FOR" EACH OF THE ABOVE NOMINEES.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                           WITH TERMS EXPIRING IN 2003


        NAME AND AGE                                           POSITION, PRINCIPAL OCCUPATION, BUSINESS
        ------------                                                 EXPERIENCE AND DIRECTORSHIPS
                                                               ----------------------------------------
Lenny L. Hayes (57)                 Lenny L. Hayes was President and General Manager of Hayes Specialty Electronics, Inc., a
                                    consumer electronics retail and wholesale dealer in Decatur, Alabama, from 1984 to
                                    1998. He currently is involved in real estate development and other investments.
                                    Mr. Hayes has been a director since 1995.

Neal A. Holland, Jr. (46)           Neal A. Holland has been President of Holland Company, Inc., a diversified sand, stone and trucking company in Decatur, Alabama since 1979. He is also the owner and President of
                                    Cedar Ridge Golf Course, Inc. Mr. Holland has been a director since 1995.

Harold B. Jeffreys (58)             Harold B. Jeffreys currently serves as Interim President and Chief Executive Office since his election to that position by the Board in March 2002. Mr. Jeffreys is also a consultant and was the founder and served as Chairman of the Board of Directors and in various executive positions of Applied Research, Inc., in Huntsville, Alabama from
                                    1980 until its sale in 1994. He and his son currently operate Cedar Lake Farms, and he is also involved in other investments. Mr. Jeffreys has been a director since 1995.

Larry E. Landman (58)               Larry E. Landman is the co-founder, in 1975, and President of L&L Lumber Co., Inc., the
                                    President of Huntsville Wood Products, and the President of Timber Properties, Inc. Mr.
                                    Landman has been a director since 1998.

Vernon A. Lane (64)                 Vernon A. Lane was President and Chief Executive Officer of MidSouth Testing, Inc., an
                                    environmental testing firm in Decatur, Alabama, from 1979 to 1999. He currently is the owner of a development company, City View Estates, and a farming operation, City
                                    View Farms. Mr. Lane has been a director since 1995.

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                          WITH TERMS EXPIRING IN 2004

        NAME AND AGE                                           POSITION, PRINCIPAL OCCUPATION, BUSINESS
        ------------                                                 EXPERIENCE AND DIRECTORSHIPS
                                                               ----------------------------------------
Marc A. Eason (53)                  Marc A. Eason is a partner in the commercial real estate firm of Eason, Graham and Sandner in
                                    Birmingham, Alabama. Mr. Eason has been involved in the development, leasing and management of real estate in the Birmingham market for over 20 years. He also serves on the board of The Exceptional Foundation, The Goodfellows Fund and The Crossroads
                                    Foundation. Mr. Eason has been a director since 1999.

John T. Moss (58)                   John T. Moss has been the President of Moss Lumber Industries, Inc. in Gurley, Alabama since
                                    1971. He is also a member of the Board of Trustees of Memphis Theological Seminary.
                                    Mr. Moss has been a director since 1998.

T. Gerald New, M.D. (60)            T. Gerald New, M.D. is associated with Decatur OB-GYN Associates, P.C. Dr. New has been a director since 1995.

Betty B. Sims (64)                  Betty B. Sims is the President and owner of  Scrumptious, Inc., and a director and part owner of
                                    Rising Sun, Inc. in Decatur, Alabama. Ms. Sims is Past President of the Board of
                                    Trustees of Decatur General Hospital Foundation, a board member of Hospice of
                                    Morgan County, and a board member of the Volunteer Bureau. She is also President and
                                    Chairperson of Committee for New Healing House for the Community Grief Center. Ms.
                                    Sims has been a director since 1995.

R. Jeron Witt (59)                  R. Jeron Witt was the founder, President and Chief Executive Officer of Cell-Pak, Inc. in
                                    Decatur, Alabama from 1977 until the sale of that company in December 2000. He is currently a consultant to that company. Mr. Witt has been a director since 1995.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, to the best of our knowledge, certain information regarding beneficial stock ownership of the Corporation as of April 29, 2002, by: (a) each director and named executive officer of the Corporation,
(b) all directors and officers as a group, and (c) each stockholder known by us to be a beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, each person or entity listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by him or it except to the extent such power is shared by a spouse under applicable law.

                                                                                              NUMBER OF SHARES OF  PERCENTAGE (1)(2)
                                                                                                THE CORPORATION        OF COMMON
             NAME                                           POSITION HELD                         COMMON STOCK         STOCK OWNED
             ----                                           -------------                     -------------------  -----------------
Timothy A. Smalley ..........................        Chairman of the Board and                     227,410(3)(18)         2.64%
                                                     Interim Chief Financial Officer
Harold B. Jeffreys ..........................        Interim President and Chief                   837,922(3)(13)         9.72
                                                     Executive Officer and Director
Vernon C. Bice ..............................        President of Heritage Bank                    134,282(5)(10)         1.56
                                                     Huntsville
Bingham D. Edwards ..........................        Secretary and Director                        236,142(3)             2.74
Marc A. Eason ...............................        Director                                       34,000(9)                *
Lenny L. Hayes ..............................        Director                                      222,000(3)             2.57
Neal A. Holland, Jr .........................        Director                                      837,474(3)(12)         9.71
Larry E. Landman ............................        Director                                      226,400(4)(14)         2.63
Vernon A. Lane ..............................        Director                                      474,843(3)(15)         5.55
John T. Moss ................................        Director                                      141,000(4)             1.64
T. Gerald New, M.D ..........................        Director                                      267,000(3)(16)         3.10
Gregory B. Parker ...........................        Director                                      101,170(4)             1.18
Betty B. Sims ...............................        Director                                      312,400(3)(17)         3.62
Michael R. Washburn .........................        President of Heritage Bank                    107,640(8)             1.25
                                                     Birmingham
John E. Whitely .............................        President of Heritage Bank                    248,544(7)(19)         2.85
                                                     Decatur
R. Jeron Witt ...............................        Director                                      303,499(3)(20)         3.52
                                                                                                ----------               -----

All executive officers and Directors
as a group (16 persons) .....................                                                    4,715,726               46.95%

Reginald D. Gilbert .........................                                                      701,651(6)(11)         7.95%
   1515 Woodland Street, N.E ................
   Decatur, Alabama 35601

*Denotes less than one percent.
--------------------

(1) Except as otherwise noted herein, percentage is determined on the basis of 8,521,147 shares of Common Stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of Corporation common stock subject to currently exercisable options.
(2) Percent for each named individual is calculated by treating any shares subject to options that are held by the named individual and that are exercisable within the next 60 days as if outstanding, but treating such option shares held by others and treating shares subject to options held by the named individual but not exercisable within 60 days as not outstanding.
(3)      Includes 102,000 shares subject to options.
(4)      Includes 72,000 shares subject to options.
(5)      Includes 106,522 shares subject to options.
(6)      Includes 309,383 shares subject to options.
(7)      Includes 187,016 shares subject to options.
(8)      Includes 78,000 shares subject to options.
(9)      Includes 18,000 shares subject to options.
(10)     Includes 400 shares owned by his wife.
(11)     Includes 10,002 shares owned by his wife.
(12) Includes 5,400 shares owned by his wife, 30,000 shares owned by a family limited partnership, Holland Limited Partnership, and 694,674 shares owned by a family limited partnership, Holland, L.P.
(13) Includes 301,919 shares owned by his wife, 30,000 shares owned by his daughter and 31,000 shares owned by his son.
(14) Includes 400 shares owned by his daughter, 2,000 shares held in trust for his son, and 2,000 shares held in trust for his daughter. Mr. Landman is the sole trustee for both trusts.
(15)     Includes 50,004 shares owned by his wife.
(16)     Includes 15,000 shares owned by his wife.
(17)     Includes 30,400 shares owned by her husband.
(18)     Includes 10 shares owned by his son.
(19) Includes 9,964 shares owned by his wife, 150 shares owned by his daughter, 150 shares owned by his son and 34,004 shares owned by E. L. Whitley Family Trust for which Mr. Whitley is a trustee.
(20)     Includes 31,497 shares owned by his wife.

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Corporation currently has four committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee.

         The Executive Committee. The Executive Committee is authorized, between meetings of the Board of Directors, to perform all duties and exercise the authority of the Board, except for those duties and authorities delegated to other committees of the Board or that are exclusively reserved to the Board by our bylaws or by statute. The following directors are members of the Executive
Committee: Messrs. Eason, Holland, Landman, Lane, Jeffreys and Smalley. During the year 2001, there were seven meetings of the Executive Committee.

         The Audit Committee. The Audit Committee is responsible for reviewing and supervising the financial controls of the Corporation. The Audit Committee makes recommendations to the Board of Directors with respect to the Corporation's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Corporation's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of overall accounting and financial controls of the Corporation. During the year 2001, there were ten meetings of the Audit Committee.

                            Audit Committee's Report

         The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended December 31, 2001, with management of the Corporation. The Audit Committee discussed with the Corporation's independent auditors the overall scope and plans for their audit. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards, No. 61, Communications with Audit Committee, as may be modified or supplemented. The Audit Committee has received written disclosure and the letter from the independent accountants required by Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. After reviewing and discussing the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to be filed with Securities and Exchange Commission. The Audit Committee enacted and passed a written charter on December 11, 2001.

         Marc A. Eason             Timothy A. Smalley
         Lenny L. Hayes            R. Jeron Witt
         Gregory B. Parker

         The Compensation Committee. The Compensation Committee is responsible for reviewing the performance of the officers of the Corporation and recommending to the Board of Directors annual salary and bonus amounts for all officers of the Corporation. During the year 2001, there were seven meetings of the Compensation Committee.

             Compensation Committee Report on Executive Compensation

General

         The Compensation Committee is responsible for establishing a compensation plan that will enable the Corporation to compete effectively for the services of qualified officers and key employees, to give those employees appropriate incentive to pursue the maximization of long-term stockholder value and to recognize those employees' success in achieving both qualitative and quantitative goals for the benefit of the Corporation. The Compensation Committee makes recommendations as to appropriate levels of compensation for specific individuals, as well as compensation and benefit programs for the Corporation as a whole.

Compensation Philosophy and Policies for Executive Officers

The Compensation Committee believes that executives of the Corporation should be rewarded based upon their success in meeting certain operational goals, improving these earnings and generating returns for stockholders. The Compensation Committee strives to establish levels of compensation that take these factors into account and provide appropriate recognition for past achievement and incentive for future success. The Compensation Committee recognizes that the market for executives with expertise and experience in the banking industry is very competitive. In order to attract and retain qualified executives, the Compensation Committee believes that the Corporation must offer compensation at competitive levels. In addition, the Compensation Committee believes that the Corporation's stock incentive plan offers its executives meaningful equity participation in the Corporation's common stock. The Compensation Committee feels that the mix of cash compensation and equity participation will be effective in stimulating the Corporation's executives to meet both long-term and short-term goals.

The Corporation's compensation program has two basic components: base salary and cash and equity-based incentive compensation.

Base Salary: The Corporation feels that it has been successful in attracting and retaining key executives. The Corporation believes that its compensation package has been and will continue to be instrumental in its success. The Compensation Committee endeavors to establish base salary levels for key executives that are consistent with those provided for similarly situated executives of other publicly-held financial institutions, taking into account each executive's areas and level of responsibility.

Incentive Compensation: The Compensation Committee also recommends cash incentive compensation for executives, based upon each executive's success in meeting qualitative and quantitative performance goals established by the Board of Directors and each executive's superiors. Bonus determinations are made on a case-by-case basis, and there is no fixed relationship between any particular performance factor and the amount of a given executive's bonus. The Compensation Committee also believes that exceptional performance by an executive related to specific projects or goals set by the Board of Directors and senior management should be rewarded with special cash bonuses that are awarded from time to time as circumstances indicate. The Compensation Committee believes that this approach is better than determining bonuses on the basis of a formulary approach.

In addition to cash incentive compensation, the Corporation utilizes equity-based compensation in the form of stock options and other awards to encourage its executives to meet operational goals and maximize long-term stockholder value. Because the value of stock options granted to an executive is directly related to the Corporation's success in enhancing its market value over time, the Compensation Committee believes that its stock option program is effective in aligning the interests of management and stockholders.

The Compensation Committee determines stock option grants and other awards valued in whole or in part by reference to or otherwise based on the Common Stock. Under the Corporation's incentive compensation plans, specific grants are determined taking into account an executive's current responsibilities and historical performance, as well as the executive's perceived contribution to the Corporation's results of operations. Awards are also used to provide an incentive to newly promoted officers at the time that they are asked to assume greater responsibilities. In evaluating award grants, the Compensation Committee will consider prior grants and shares currently held, as well as the recipient's success in meeting operational goals and the recipient's level of responsibility. However, no fixed formula is utilized to determine particular grants. The Compensation Committee believes that the opportunity to acquire a significant equity interest in the Corporation will be a strong motivation for the executives to pursue the long-term interests of the Corporation and its stockholders and will promote longevity and retention of key executives. Information relating to stock options granted to the five most highly-compensated executive officers of the Corporation is set forth under "Executive Compensation and other Information" in this Proxy Statement.

The Compensation Committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the Compensation Committee will consult with independent compensation consultants, legal advisors and the Corporation's independent auditors with respect to the proper design of the program toward achieving the Corporation's objectives.

Chief Executive Officer Compensation: The Compensation Committee determines the CEO's equity-based compensation and reports to the Board of Directors on other compensation arrangements. In addition, the Compensation Committee recommends to the Board of Directors the level of non-equity incentive compensation that is appropriate for the chief executive officer with respect to each fiscal year of the Corporation. In making such recommendation, the Compensation Committee takes into account the Corporation's performance in the marketplace, its success in meeting strategic goals and its success in meeting monthly and annual performance goals established by the Board of Directors. Again, ultimate compensation decisions are not made in a formulary manner, but in a manner which takes into account the Corporation's competitive position, its position in the financial markets and its ability to achieve its performance goals. The Compensation Committee believes that it is important to ensure that, if the CEO is successful in leading the Corporation to achieve the goals set by the Board of Directors, his compensation will be at a level commensurate with that of chief executive officers of similarly-situated publicly held financial institutions.

Conclusion

The Compensation Committee believes that the compensation of the executives during the year 2001 was appropriate. It is the intent of the Compensation Committee to ensure that the Corporation's compensation programs continue to motivate its executives and reward them for being responsive to the long-term interests of the Corporation and its stockholders. The Compensation Committee will continue to review and evaluate compensation programs at least annually.

The foregoing report is submitted by the following directors of the Corporation, comprising all of the members of the Compensation Committee of the Board of Directors.

         Bingham D. Edwards                 Harold B. Jeffreys
         Lenny L. Hayes                     John T. Moss
         Neal A. Holland, Jr.               Timothy A. Smalley

         The Nominating Committee. The Nominating Committee is responsible for making recommendations on candidates for the Board, director compensation and corporate governance. The following directors are members of the Compensation
Committee: Messrs. Eason, Landman, Lane, New and Parker. During the year 2001, there were two meetings of the Compensation Committee.

         The Corporation's Bylaws provide that nominations for the office of director may be made by stockholders only if written notice of such proposed nominations are delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting at which the election is to be held; provided, however, that in the event of less than 70 days' notice, or prior public disclosure of the date of the meeting, is given, or made, to stockholders, then, notice by the stockholders, to be timely, must be so delivered or mailed and received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person the stockholder proposes to nominate for election or re-election as a director (i) the person's name, age, business address, and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of the Corporation that the person beneficially owns and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the stockholder, (iii) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such notice, and (v) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director, if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

DIRECTOR ATTENDANCE

         The Board of Directors held a total of twelve meetings during the year 2001 and did not act by unanimous written at any time during the year. During the year 2001, each of the Directors attended at least 80% of the aggregate of
(i) the total number of Board of Directors' meetings and (ii) the total number of meetings held by all Board committees on which he served during the period for which he was serving as a director or committee member. We believe that attendance at meetings is only one means by which directors may contribute to the effective management of the Corporation and that the contributions of all Directors have been substantial.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms that they file. Based on a review of the copies of the forms furnished to the Corporation, or written representations that no reports on Form 5 were required, we believe that during the year the year 2001, all of its officers, directors and greater-than-10% beneficial owners complied with all applicable filing requirements.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

Executive Officer Compensation. The following table presents certain information concerning compensation paid or accrued for services rendered to the Corporation in all capacities during the years ended December 31, 2001, 2000 and 1999, for the chief executive officer and the four other most highly compensated executive officers of the Corporation whose total annual salary and bonus in the last fiscal year exceeded $100,000. These executive officers are referred to collectively as the "named executive officers."

                                                                                           Long-Term
                                                                                         Compensation
                                                   Annual Compensation                      Awards
                                        -----------------------------------------      ---------------
                                                                                          Securities
       Name and                                                                           Underlying         Other Annual
  Principal Position                    Year            Salary $          Bonus $      Options (#) (1)     Compensation  (2)
-----------------------                 ----          ----------         ---------     ---------------     -----------------
Reginald D. Gilbert (3)                 2001          $ 180,000          $  70,000                --          $   9,592
President and                           2000            165,000            105,000                --            120,450
     Chief Executive                    1999            140,000             70,000            40,016              5,885

John E. Whitley                         2001            150,000                 --                --              8,686
President of                            2000            140,000             50,500                --            119,850
     Heritage Bank                      1999            135,000             42,500            40,016              7,716
     Decatur

Vernon C. Bice                          2001            150,000             75,000                --              8,686
President of                            2000            140,000             47,000                --            119,850
     Heritage Bank                      1999            130,000             30,000           118,522              7,666
     Huntsville

Michael R. Washburn (4)                 2001            140,000             45,000                --              8,385
     President of                       2000            130,000             35,450                --              7,400
     Heritage Bank                      1999            115,000                 --           120,000              1,895
     Birmingham

---------
(1) Reflects Common Stock splits of three-for-one (3:1) effective on August 12, 1998 and two-for-one (2:1) effective on November 8, 1999.
(2) Represents the dollar value of board fees received, insurance premiums paid by the Corporation with respect to life, health, dental and disability insurance for the benefit of the named executive officer, the Corporation's contributions to these Named Executive Officers' 401(k) accounts, and other remunerations including tax reimbursements.
(3) Mr. Gilbert retired from the Corporation as an officer and a director on March 25, 2002.
(4) Mr. Washburn has served as President of Heritage Bank Birmingham since May 31, 1999.

OPTIONS

         The Corporation did not grant any options in the year 2001 to purchase Common Stock to any named executive officer under the Corporation's Incentive Stock Compensation Plan.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND OPTION VALUES AT DECEMBER 31,
2001

         The following table provides certain information concerning the number and intrinsic value of the options held by the named executive officers at December 31, 2001. Year-end values are based on the difference between the estimated fair market value of Common Stock at December 31, 2001 (which was $10.50) and the exercise price of such option. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance. During the year 2001, Common Stock was traded in privately negotiated transactions at prices which ranged from $8.00 to $13.00 per share.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                           YEAR-END OPTION/SAR VALUES

                                                                          Number Of Securities        Value Of Unexercised
                                                                         Underlying Unexercised           In-The-Money
                                                                             Options/SARs At            Options/SARs At
            Name                     Shares                Value             Fiscal Year-End            Fiscal Year-End
                                   Acquired On            Realized                 (#)                        ($)
                                  Exercise (#)              ($)               Exercisable/                Exercisable/
                                                                              Unexercisable              Unexercisable
---------------------             ------------            ---------      -----------------------    -----------------------
Reginald D. Gilbert(1)               15,000                122,400           313,016 / 420,000       $2,006,188 / $3,007,200

John E. Whitley                       9,000                 73,440           169,016 / 126,000         $966,148 / $1,902,160

Vernon C. Bice                           --                     --            86,522 / 140,000         $309,661 / $1,002,400

Michael R. Washburn                      --                     --            72,000 /  48,000         $336,000 / $144,000

-------------
(1) Mr. Gilbert retired from the Corporation as an officer and director on March 25, 2002 and his retirement agreement provides for the acceleration and cancellation of certain options that he currently holds.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

         On March 25, 2002, the Board of Directors elected Harold B. Jeffreys, a director of the Corporation, to the position of Interim President and Chief Executive Officer. Mr. Jeffreys will not have an employment agreement, but rather, the Board of Directors has authorized that he will be compensated by the Corporation at a rate of $180,000 per year, payable on a semi-monthly basis, with no eligibility for a bonus. The Board of Directors is currently seeking a permanent President and CEO. Mr. Jeffreys will remain as Interim President and Chief Executive Officer until his successor is chosen.

         On April 9, 2002, the Board of Directors elected Timothy A. Smalley, the Chairman of the Board and a certified public accountant, to the position of Interim Chief Financial Officer. The Board of Directors has not decided upon the compensation rate for Mr. Smalley in this position. Until such time, Mr. Smalley will not receive any compensation for his duties, but any future compensation decided upon by the Board for him may be retroactive to April 9, 2002 and accrue from such date. The Board of Directors is currently seeking a permanent CFO. Mr. Jeffreys will remain as Interim Chief Financial Officer until his successor is chosen.

         The Corporation's banking subsidiary, Heritage Bank, has entered into identical employment agreements with Messrs. Whitley, Bice and Washburn. Each employment agreement is for a period of two years, which is automatically extended for an additional day on each daily anniversary of the term commencement date, and shall continue to renew as such, unless Heritage Bank provides 30 days written notice of non-extension to Mr. Gilbert.

         In the event of the termination of any of the stated executives by Heritage Bank's Board of Directors for any reason other than Cause, Total and Permanent Disability, Retirement, a Change in Control (all as defined in the employment agreements), or death, Heritage Bank shall pay the stated executive a payment in cash equal to two years of his respective Total Compensation. "Total Compensation" shall mean base salary plus any and all incentive or discretionary bonuses granted by Heritage Bank within the most current twelve month period during the term of the agreement.

         In the event of the termination of the stated executive due to death, Total and Permanent Disability or Retirement, he shall receive any previously unpaid base salary through his date of termination and the payment of any life insurance, disability or other benefits for which he is eligible.

         In the event of termination for Cause, the stated executive shall only receive the payment of any previously unpaid base salary through the date of his termination.

         If within five years following a Change in Control, any of the stated executives are terminated by the Heritage Bank's Board of Directors for:

         (a) reasons other than for Cause of other than as a consequence of their death or attainment of normal Retirement; or

         (b) if their employment is voluntarily terminated by M the stated executive following the occurrence of any of the following events:

                  (1) the assignment of such person to any duties or responsibilities inconsistent with his position immediately preceding a Change in Control, or a change in his reporting responsibilities or titles in effect at such time resulting in a reduction of his responsibilities or position;

                  (2) the reduction of his annual salary or benefits or supplemental compensation;

                  (3) his transfer to a location requiring a change in his residence or a material increase in the amount of travel required in connection with his employment; or

                  (4) the good faith determination by that person that due to a Change in Control, he is no longer able effectively to discharge his duties and responsibilities;

then, the stated executive will be entitled to receive the following:

         - Payment from Heritage Bank in cash of an amount equal to two years of Total Compensation.

         - Unless prohibited by law, in the event that the stated executive is entitled to receive any sums or awards pursuant to compensation plans presently in place or which shall be approved by the Board of Directors of Heritage Bank, any and all vesting or maturity schedules or other rights conditioned upon the passage of time set forth in such compensation plans shall immediately lapse or be deemed to have accelerated to maturity or full vesting, and the stated executive shall be entitled to receive all benefits previously granted to him thereunder. In the event any such immediate lapse, maturation or full vesting would cause any such compensation plan that is then a "qualified" plan under the Internal Revenue Code to become non-qualified or would cause any materially adverse tax consequences to Heritage Bank or its other employees, then such immediate lapse, maturation or full vesting shall not occur, but, instead Heritage Bank shall make such payments or otherwise provide such additional or substantially equivalent benefits or payments as may be, in the opinion of a mutually acceptable qualified third party, necessary to make the payments or benefits to the stated executive substantially equal to those to which he would have been entitled if such immediate lapse, maturation or full vesting had occurred.

         - In the event termination should occur prior to the grant of options and awards designated to the stated executive, Heritage Bank shall provide such substantially equivalent payments or benefits as may be, in the opinion of a mutually acceptable qualified third party, necessary to make the payments or benefits to him substantially equal to those to which he would have been entitled if such plans had been adopted by the Board and approved by the stockholders, and if such options and awards had been granted as of the effective date of his employment agreement.

         - In the event there are payments of whatever nature arising from his employment due on or after the date of termination from Heritage Bank or any parent or subsidiary of Heritage Bank to the stated executive, the receipt of which has been deferred by means of an instrument in writing signed by him, such payment shall be paid within 30 days of termination in a lump sum to him. In the event there are obligations of Heritage Bank or any parent or subsidiary of Heritage Bank to the stated executive outstanding on or after the date of termination, all such obligations shall immediately be accelerated to maturity and become due and payable in full as of the date of termination.

         - The ownership of all club memberships, automobiles and other perquisites that were assigned to the stated executive prior to termination shall be transferred to him, at no cost within 30 days of his termination.

DIRECTOR COMPENSATION

         Non-employee Directors of the Corporation receive a $500 per month retainer, except the Chairman of the Board receives $750. Additionally, non-employee Directors receive $250 for every meeting of the Board of Directors they attend, regardless of whether the meeting involves the entire Board of Directors or a committee of the Board of Directors. Maximum monthly compensation for non-employee Directors is $750, except the Chairman of the Board is $1,000. Directors are also eligible to receive stock options under the Corporation's Incentive Stock Compensation Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth below, there were not during the year 2001 and there are no existing or proposed direct or indirect material transactions between the Corporation and any of its officers, directors or any affiliate of the foregoing, except in the ordinary course of the Corporation's business.

         Certain Directors and executive officers of the Corporation and their affiliated interests were customers of and had transactions with the Corporation in the ordinary course of business during fiscal year 2001. None of such business transactions exceeded for any director or executive officer $60,000 in the aggregate for 2000 or 2001. Additional transactions may be expected to take place in the future. In addition, such persons have one or more outstanding loans and commitments of the Corporation, including the loans described above, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

CORPORATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Edwards, Hayes, Holland, Jeffreys, Moss and Smalley comprise the Compensation Committee. With the exception of Messrs. Jeffreys and Smalley who currently hold interim officer positions within the Corporation, none of the members of the Compensation Committee is a former or current officer or employee of the Corporation or any of its subsidiaries.

INCENTIVE STOCK COMPENSATION PLAN

         The Board of Directors has adopted and the Corporation's stockholders have approved the Corporation's Incentive Stock Compensation Plan (the "Incentive Stock Plan"). The Directors believe an incentive program is an important asset in attracting and retaining qualified personnel and motivating their efforts on behalf of the Corporation and its interests.

         The full text of the Incentive Stock Plan as adopted is available upon written request from the Corporation. The following discussion outlines some of the essential features of the Incentive Stock Plan, but is qualified in its entirety by reference to the full text of the Incentive Stock Plan.

         All key employees of the Corporation are eligible for selection to participate in the Incentive Stock Plan. The selection of these participants is entirely within the discretion of the Compensation Committee (the "Committee"), which is a committee of the Board of Directors comprised of three or more non-employee Directors. The Incentive Stock Plan is administered by the Committee, which has the exclusive right, subject to the provisions of the Incentive Stock Plan, to interpret its provisions and to prescribe, amend and rescind rules and regulations for its administration.

         Under the Incentive Stock Plan, the Committee can issue stock options for Common Stock. The Corporation has reserved a total of 6,000,000 shares of Common Stock for issuance under the Incentive Stock Plan. The Committee may authorize and issue either "incentive stock options" to specified employees of the Corporation or nonqualified options to other key employees. For "incentive stock options" qualified as such under section 422 of the Internal Revenue Code, the aggregate value of the shares for which an employee may be granted options in any calendar year cannot exceed $100,000, measured by the market value at date of grant, plus any unused carryover of this annual limitation. The price of the option cannot be less than 100% of the fair market value of the shares on the date the option is granted, except as to persons who hold more than 10% of the voting power of the Corporation, in which case the option price cannot be less than 110% of fair market value.

         No incentive stock option may be exercised more than ten years after it is granted. An option becomes exercisable, subject to the foregoing limitation, any time after it is granted. An option must be exercised within 90 days of retirement, and within 30 days of other termination from the Corporation.

PERFORMANCE GRAPH

         The following graph compares (i) the yearly change in the cumulative total stockholder return on Common Stock with (ii) the cumulative return of the NASDAQ Composite Index and NASDAQ Composite Index. The graph assumes that the value of an investment in Common Stock and in each index was $100 on December 31, 2000.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     THE CORPORATION, NASDAQ COMPOSITE INDEX
                           AND NASDAQ FINANCIAL INDEX
                      DECEMBER 31, 2000 - DECEMBER 31, 2001

[GRAPH]

         VALUE OF INITIAL $100 INVESTMENT                12/31/00       12/31/01
         --------------------------------                --------       --------
         The Corporation                                 $100.00        $ 91.30
         Nasdaq Composite Index                          $100.00        $ 79.40
         Nasdaq Financial Index                          $100.00        $110.00

PROPOSAL 2:       RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         Subject to ratification by the stockholders, the Corporation's Board of Directors has appointed Schauer, Taylor, Cox, Vise and Morgan, P.C. as independent auditors to audit the Corporation's financial statements for the current fiscal year. Management expects representatives of Schauer, Taylor, Cox, Vise and Morgan, P.C. to be present at the 2002 Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

FEES PAID TO SCHAUER, TAYLOR, COX, VISE AND MORGAN, P.C.

         The following table shows the fees that the Corporation paid for the audit and other services provided by Schauer, Taylor, Cox, Vise and Morgan, P.C. for fiscal year 2001:

             Audit Fees..................................................................    $  58,964
             Financial Information Systems Design and Implementation Fees................          -0-
             All Other Fees..............................................................       94,907
                                                                                             ---------
             Total.......................................................................    $ 153,871

         Audit Fees ($58,964). This category includes fees for the examination of the Corporation's consolidated financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

         All Other Fees ($94,907). This category consists of fees for audit-related services including quarterly filing assistance, primarily for the Corporation's and the Bank's banking regulatory reports; interim and year-end tax services and return preparation; and miscellaneous accounting and tax research and assistance.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE AND MORGAN, P.C. AS INDEPENDENT
                         AUDITORS FOR FISCAL YEAR 2002.

                            STOCKHOLDER PROPOSALS FOR
                       NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholders' proposals intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Corporation no later than December 31, 2002, to be considered for inclusion in the Corporation's Proxy Statement and form of proxy for that meeting. A stockholder of the Corporation may wish to have a proposal presented at the annual meeting of stockholders to be held in 2003, but not to have such proposal included in the Corporation's proxy statement and form proxy relating to that meeting. If notice of any such proposal is not received by the Corporation at the address appearing on the first page of this proxy statement by April 1, 2003, then the Corporation will not address the proposal in its proxy statement relating to that meeting, and all proxies solicited and received by the Board of Directors will be deemed to have confirmed discretionary authority to vote on any such proposal.

                         EXHIBITS AVAILABLE UPON REQUEST

         The Corporation is furnishing simultaneously with this Proxy Statement a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000, including financial statements, schedules and exhibits. The Corporation, however, is not furnishing certain exhibits related to the Annual Report. The Corporation will furnish for a reasonable charge a copy of each of the aforementioned exhibits to any record or beneficial owner of Common Stock as of April 29, 2002. Any such request should be in writing and addressed to the following:

                                Ms. Katie Tidwell
                     Heritage Financial Holding Corporation
                              Post Office Box 2255
                             Decatur, Alabama 35609

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Corporation does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgments on such matters.

         Please SIGN, DATE and RETURN the enclosed Proxy promptly.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       /s/ Bingham D. Edwards

                                       Bingham D. Edwards
                                       Secretary

Decatur, Alabama
April 30, 2002

                                 REVOCABLE PROXY
PROXY                           HERITAGE FINANCIAL                         PROXY
-----                          HOLDING CORPORATION                         -----

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2002

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Timothy A. Smalley and Bingham D. Edwards, and each of them, with several full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote all the shares of Common Stock, par value $.01 per share, of Heritage Financial Holding Corporation which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders to be held at the Heritage Bank Trussville office, 285 Calumet Parkway, Trussville, Alabama, on Tuesday, June 11, 2002, at 4:00 p.m. Central Daylight Time, and at any and all adjournment thereof:

1. ELECTION OF DIRECTORS. To elect as Directors the following individuals, each to serve a term of three years scheduled to expire at the annual meeting of stockholders held the third year following the year of their election or until their respective successors are elected and qualified:

         Term expiring in 2005 -     Bingham D. Edwards     Timothy A. Smalley
                                     Gregory B. Parker

            [ ]  FOR                  [ ]  WITHHOLD          [ ]  FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided:

2. RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE & MORGAN, P.C. AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2002.

            [ ]   FOR                 [ ]  AGAINST                [ ]  ABSTAIN

3. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR ALL PROPOSALS. Any stockholder who wishes to withhold the discretionary authority referred to in Item 3 above should mark a line through the entire Item 3.

DATED                , 2002
      ---------------                                ---------------------------
                                                     Signature(s)


                                                     (Please sign exactly and as
                                                     fully as your name appears
                                                     on your stock certificate.
                                                     If shares are held jointly,
                                                     each stockholder should
                                                     sign.)

         PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED
                       ENVELOPE. NO POSTAGE IS REQUIRED.